Exhibit 10.8

HEB VENTURES, LLC

February 27, 2013

Lily Group Inc.

103 N Court Street

Sullivan, Indiana 47882-1214

Attn: Chief Executive Officer

Re:
Loan Agreement, dated as of December 19, 2012 (the “Loan Agreement”), by and between Lily Group Inc. (“Lily”) and HEB Ventures, LLC (“HEB”); Promissory Note, dated December 19, 2012 (the “Note”), in the principal amount of $500,000, and with Lily as “Lily”, and HEB as “HEB”; Royalty Agreement, dated December 19, 2012 (the “Royalty Agreement”), by and between Lily and HEB; and Security Agreement, dated as of December 19, 2012 (the “Security Agreement” and together with the Loan Agreement, Note and Royalty Agreement, the “Transaction Documents”), by and between Lily and HEB .

Gentlemen:

HEB acknowledges and agrees that upon receipt from Lily of $505,000 (consisting of the principal balance of $500,000 under the Note, accrued but unpaid interest on the Note and the remainder as consideration for the termination of the Royalty Agreement and the other covenants set forth herein) (the “Payoff Amount”) on or before February 27, 2013, which date shall be extended as provided below (the “Payoff Date”) (collectively, the “Payoff”), such amount shall constitute payment in full of all amounts due and payable under the Transaction Documents.  HEB and Lily hereby acknowledge and agree that after the Payoff, HEB’s and Lily’s commitments and agreements under the Transaction Documents will be terminated.  In addition, on or prior to February 27, 2013, Lily will repay the $5,000 advanced by HEB to Lily to purchase fuel (the “Advance Repayment”).

Upon payment of the Payoff and Advance Repayment, the Transaction Documents will be deemed to have been terminated in all respects and of no further force or effect, and accordingly, Lily and HEB shall have no obligations or rights under the Transaction Documents.

Scott Haire and HEB represent, warrant and agree that each of the HEB/Haire Affiliates (as defined below) will benefit from the payment of the Payoff Amount and the Advance Repayment and such payments are sufficient consideration for their representations, warranties and covenants set forth in this letter agreement.  As used herein “HEB/Haire Affiliates” means HEB, Scott Haire and any other person or entity controlling, controlled by or under common control with HEB or Scott Haire, including directors, officers or beneficial owners of any class of securities of such entity, any relative of Scott Haire or any entity set forth on Exhibit A; for purposes of this definition, the term “control” (and correlative terms) means the power, whether by contract, equity ownership or otherwise, to direct the policies and management of a person or entity.  As used herein “Lily Affiliates” means Lily, VHGI Holdings, Inc., VHGI Coal, Inc., VHGI Gold LLC, VHGI Energy LLC and Alisa Risinger.  HEB and Scott Haire represent, warrant, acknowledge and agree the only obligations of any kind or nature whatsoever, including loans, warrants, options, royalties, other financial obligations or otherwise owed by any of the Lily Affiliates to any of the HEB/Haire Affiliates relating to an agreement made on or before the date hereof (“Obligations”) are those (1) arising under the Transaction Documents and (2) those set forth on Exhibit A hereto (the “Other Obligations”).  HEB and Scott Haire represent, warrant, acknowledge and agree (1) there have not been in the past, and there currently are no, liens, mortgages, pledges, assignments, security interests or other encumbrances of any kind or nature (“Encumbrances”) held by or owing to the HEB/Haire Affiliates related to the Other Obligations, (2) the only Encumbrances held by or owing to the HEB/Haire Affiliates related to the Lily Affiliates are those arising from the Transaction Documents that will be terminated as provided herein, (3) the only recording or filing of an Encumbrance by or on behalf of the HEB/Haire Affiliates with respect to the Lily Affiliates are the following: UCC Financing Statement, Filing Number 201200011585196, filed with the Indiana Secretary of State on December 21, 2012 at 8:00:00; UCC Financing Statement, Filing Number 2012033349-4, filed with the Nevada Secretary of State on December 21, 2012 at 15:35:00; UCC Financing Statement, Filing Number: 2013000001680001, filed with the Indiana Secretary of State on 02/19/2013 at 17:30:00; and UCC Financing, Statement, Filing Number 2013U0000007, filed with the Greene County (IN) Recorder on February 20, 2013 at 12:13:00 (the “Greene County UCC”) (collectively the “UCC Financing Statements”) and none of the HEB/Haire Affiliates has filed a mortgage against any real property owned by Alisa Risinger or the real property described in the Greene County UCC. Copies of the UCC Financing Statements are a copy of which is attached hereto as Exhibit B.  and (4) none of the Other Obligations have been assigned by any HEB/Haire Affiliates.  Upon payment of the Payoff and the Advance Repayment, HEB and Scott Haire hereby terminate all Encumbrances that any of the HEB/Haire Affiliates may be entitled to enforce against Lily or the Lily Affiliates and any right to enforce any such Encumbrances.

HEB agrees that Lily shall not be obligated to pay the Payoff or the Advance Repayment and there shall be no breach under any Transaction Document or additional amounts due until HEB prepares and provides to Lily executed releases of all Encumbrances granted to the HEB/Haire Affiliates by the Lily Affiliates that provide for the termination of each Encumbrance, including termination statements in connection with any financing statements and fixture filings currently naming and HEB/Haire Affiliates, as secured party and any Lily Affiliate as debtor (the “Releases”).  The Releases shall be in form and substance (1) satisfactory to Lily and counsel for Lily and (2) recordable in the appropriate recording offices.  During any period in which HEB does not provide the Releases, the time for payment of the Payoff and the Advance Repayment shall be extended.

Upon payment of the Payoff and Advance Repayment (a) HEB shall mark the Note “paid in full” and return the Note to Lily, (b) HEB and Scott Haire shall be deemed to have immediately released and terminated all Encumbrances granted to the HEB/Haire Affiliates by the Lily Affiliates as security for payment of the obligations under the Note, any other Transaction Document or otherwise, (b) HEB shall record in the appropriate offices all Releases (including UCC-3 terminations statements in the form set forth in Exhibit C terminating the UCC Financing Statements) within one (1) business day of payment of the Payoff and Repayment Amount and shall provide Lily with file-stamped, recorded copies of the Releases within two (2) business days of the payment of the Payoff and Repayment Amount; it being agreed and understood, that if HEB and Scott Haire fail to do so, then HEB and Scott Haire hereby grant to Lily an irrevocable power-of-attorney, which is coupled with an interest, to undertake such actions on behalf of HEB and Scott Haire, (c) all Obligations, other than the Other Obligations are hereby terminated and (d) HEB and Scott Haire shall jointly and severally indemnify the Lily Affiliates for any and all losses, claims, obligations, demands, assessments, penalties, liabilities, costs, damages, attorneys’ fees and expenses asserted against or incurred by any Lily Affiliates by reason of or resulting from (I) a breach of any representation, warranty or covenant of HEB or Scott Haire set forth in this letter agreement or (II) any Obligations, other than Other Obligations.

The Payoff and Advance Repayment shall be sent by wire transfer of immediately available funds to the following account:

Recipient: HEB Ventures, LLC Address: 777 Main Street, Suite 3100 Fort Worth, Texas 76102 Recipient Bank: Wells Fargo Account No: 6556445325 ABA No.: 121000248
Very truly yours, HEB VENTURES, LLC, on behalf of itself and the HEB/Haire Affiliates By: ______________________ Printed: ___________________ Title: ______________________

AGREED TO AND ACCEPTED
as of the date first above written:

By:___________________________
           Scott Haire, individually and on
           behalf of the HEB/Haire Affiliates

AGREED TO AND ACCEPTED
as of the date first above written:

LILY GROUP, INC.

By:___________________________
      Paul R. Risinger, Chief Executive Officer

Exhibit A
See attached

Exhibit B
See Attached

Exhibit C
See Attached